UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2019, IRESI Montgomery Mitylene, L.L.C. (the “Mitylene Subsidiary”), an indirect wholly owned subsidiary of Inland Residential Properties Trust, Inc. (the “Company”), and B & M Development Company, L.L.C., an unaffiliated third party (the “Buyer”), entered into a third amendment (the "Amendment") to the agreement between those parties dated December 21, 2018, as amended by the first amendment thereto dated January 23, 2019 and the second amendment thereto dated February 19, 2019 (the "Agreement"), to sell the property located at 8850 Crosswind Drive, Montgomery, Alabama, commonly known as “Verandas at Mitylene” (the “Property”) to the Buyer. The entry into the Agreement, the first amendment, and the second amendment, and the material terms of each, were previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchanges Commission on December 28, 2018, January 25, 2019, and February 25, 2019, respectively.

Pursuant to the Agreement, sale of the Property is subject to certain conditions, including the lender’s approval of the Buyer’s assumption of the mortgage loan encumbering the Property. Prior to the Amendment, the Buyer had until June 10, 2019 to obtain the loan assumption approval, after giving effect to extension periods permitted under the Agreement. The Amendment extends the loan assumption approval date to June 24, 2019. If the Buyer does not receive the loan assumption approval by June 24, 2019, either party may terminate the Agreement, in which case the Buyer will be entitled to return of the earnest money of $500,000, and if terminated by the Mitylene Subsidiary, reimbursement from the Mitylene Subsidiary of an amount up to $40,000 for third party out of pocket expenses incurred by the Buyer in connection with the Agreement or its investigating the Property. The Amendment also amends the closing date, if any, to June 28, 2019.

For additional information, reference is made to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated June 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	June 13, 2019	By:	/s/ Mitchell A. Sabshon
		Name:	Mitchell A. Sabshon
		Title	President and Chief Executive Officer